                                                                   Exhibit 10.65

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

         Supplemental Indenture (this "Supplemental Indenture"), dated as of
November 1, 2005, among L-3 Communications Corporation (or its permitted successor), a Delaware corporation (the "Company"), each a direct or indirect subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

               WHEREAS, the Company has heretofore executed and delivered to the
Trustee an indenture (the "Indenture"), dated as of December 22, 2003 providing for the issuance of an unlimited amount of 6 1/8% Senior Subordinated Notes due
2014 (the "Notes");

               WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations (as defined in the
Indenture) under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

               WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

               NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

               1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

               2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

                   (a)   Such Guaranteeing Subsidiary, jointly and severally
                         with all other current and future guarantors of the
                         Notes (collectively, the "Guarantors" and each, a
                         "Guarantor"), unconditionally guarantees to each Holder
                         of a Note authenticated and delivered by the Trustee
                         and to the Trustee and its successors and assigns,
                         regardless of the validity and enforceability of the
                         Indenture, the Notes or the Obligations of the Company
                         under the Indenture or the Notes, that:

                         (i)  the principal of, premium, interest and Additional
                              Interest, if any, on the Notes will be promptly
                              paid in full when due, whether at maturity, by
                              acceleration, redemption or otherwise, and
                              interest on the overdue principal of, premium,
                              interest and Additional Amounts, if any, on the
                              Notes, to the extent lawful, and all other
                              Obligations of the Company to the Holders or the
                              Trustee thereunder or under the Indenture will be
                              promptly paid in full, all in accordance with the
                              terms thereof; and

                         (ii) in case of any extension of time for payment or
                              renewal of any Notes or any of such other
                              Obligations, that the same will be promptly paid
                              in full when due in accordance with the terms of
                              the extension or renewal, whether at stated
                              maturity, by acceleration or otherwise.

                   (b)   Notwithstanding the foregoing, in the event that this
                         Subsidiary Guarantee would constitute or result in a
                         violation of any applicable fraudulent conveyance or
                         similar law of any relevant jurisdiction, the liability
                         of such Guaranteeing Subsidiary under this Supplemental
                         Indenture and its Subsidiary Guarantee shall be reduced
                         to the maximum amount permissible under such fraudulent
                         conveyance or similar law.

                3. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

                   (a)   To evidence its Subsidiary Guarantee set forth in this
                         Supplemental Indenture, such Guaranteeing Subsidiary
                         hereby agrees that a notation of such Subsidiary
                         Guarantee substantially in the form of Exhibit F to the
                         Indenture shall be endorsed by an officer of such
                         Guaranteeing Subsidiary on each Note authenticated and
                         delivered by the Trustee after the date hereof.

                   (b)   Notwithstanding the foregoing, such Guaranteeing
                         Subsidiary hereby agrees that its Subsidiary Guarantee
                         set forth herein shall remain in full force and effect
                         notwithstanding any failure to endorse on each Note a
                         notation of such Subsidiary Guarantee.

                   (c)   If an Officer whose signature is on this Supplemental
                         Indenture or on the Subsidiary Guarantee no longer
                         holds that office at the time the Trustee authenticates
                         the Note on which a Subsidiary Guarantee is endorsed,
                         the Subsidiary Guarantee shall be valid nevertheless.

                   (d)   The delivery of any Note by the Trustee, after the
                         authentication thereof under the Indenture, shall
                         constitute due delivery of the Subsidiary Guarantee set
                         forth in this Supplemental Indenture on behalf of each
                         Guaranteeing Subsidiary.

                   (e)   Each Guaranteeing Subsidiary hereby agrees that its
                         Obligations hereunder shall be unconditional,
                         regardless of the validity, regularity or
                         enforceability of the Notes or the Indenture, the
                         absence of any action to enforce the same, any waiver
                         or consent by any Holder of the Notes with respect to
                         any provisions hereof or thereof, the recovery of any
                         judgment against the Company, any action to enforce the
                         same or any other circumstance which might otherwise
                         constitute a legal or equitable discharge or defense of
                         a guarantor.

                   (f)   Each Guaranteeing Subsidiary hereby waives diligence,
                         presentment, demand of payment, filing of claims with a
                         court in the event of insolvency or bankruptcy of the
                         Company, any right to require a proceeding first
                         against the Company, protest, notice and all demands

                         whatsoever and covenants that its Subsidiary Guarantee
                         made pursuant to this Supplemental Indenture will not
                         be discharged except by complete performance of the
                         Obligations contained in the Notes and the Indenture.

                   (g)   If any Holder or the Trustee is required by any court
                         or otherwise to return to the Company or any
                         Guaranteeing Subsidiary, or any custodian, Trustee,
                         liquidator or other similar official acting in relation
                         to either the Company or such Guaranteeing Subsidiary,
                         any amount paid by either to the Trustee or such
                         Holder, the Subsidiary Guarantee made pursuant to this
                         Supplemental Indenture, to the extent theretofore
                         discharged, shall be reinstated in full force and
                         effect.

                   (h)   Each Guaranteeing Subsidiary agrees that it shall not
                         be entitled to any right of subrogation in relation to
                         the Holders in respect of any Obligations guaranteed
                         hereby until payment in full of all Obligations
                         guaranteed hereby. Each Guaranteeing Subsidiary further
                         agrees that, as between such Guaranteeing Subsidiary,
                         on the one hand, and the Holders and the Trustee, on
                         the other hand:

                         (i)  the maturity of the Obligations guaranteed hereby
                              may be accelerated as provided in Article 6 of the
                              Indenture for the purposes of the Subsidiary
                              Guarantee made pursuant to this Supplemental
                              Indenture, notwithstanding any stay, injunction or
                              other prohibition preventing such acceleration in
                              respect of the Obligations guaranteed hereby; and

                         (ii) in the event of any declaration of acceleration of
                              such Obligations as provided in Article 6 of the
                              Indenture, such Obligations (whether or not due
                              and payable) shall forthwith become due and
                              payable by such Guaranteeing Subsidiary for the
                              purpose of the Subsidiary Guarantee made pursuant
                              to this Supplemental Indenture.

                   (i)   Each Guaranteeing Subsidiary shall have the right to
                         seek contribution from any other non-paying
                         Guaranteeing Subsidiary so long as the exercise of such
                         right does not impair the rights of the Holders or the
                         Trustee under the Subsidiary Guarantee made pursuant to
                         this Supplemental Indenture.

                4. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN
                   TERMS.

                   (a)   Except as set forth in Articles 4 and 5 of the
                         Indenture, nothing contained in the Indenture, this
                         Supplemental Indenture or in the Notes shall prevent
                         any consolidation or merger of any Guaranteeing
                         Subsidiary with or into the Company or any other
                         Guarantor or shall prevent any transfer, sale or
                         conveyance of the property of any Guaranteeing
                         Subsidiary as an entirety or substantially as an
                         entirety, to the Company or any other Guarantor.

                   (b)   Except as set forth in Article 4 and 5 of the
                         Indenture, nothing contained in the Indenture, this
                         Supplemental Indenture or in the Notes shall prevent
                         any consolidation or merger of any Guaranteeing
                         Subsidiary with or into a corporation or corporations
                         other than the Company or any other Guarantor (in each
                         case, whether or not affiliated with the Guaranteeing
                         Subsidiary), or successive consolidations or mergers in
                         which a Guaranteeing Subsidiary or its successor or
                         successors shall be a party or parties, or shall
                         prevent any sale or conveyance of the property of any
                         Guaranteeing Subsidiary as an entirety or substantially
                         as an entirety, to a corporation other than the Company
                         or any other Guarantor (in each case, whether or not
                         affiliated with the Guaranteeing Subsidiary) authorized
                         to acquire and operate the same; provided, however,
                         that each Guaranteeing Subsidiary hereby covenants and
                         agrees that (i) subject to the Indenture, upon any such
                         consolidation, merger, sale or conveyance, the due and
                         punctual performance and observance of all of the
                         covenants and conditions of the Indenture and this
                         Supplemental Indenture to be performed by such
                         Guaranteeing Subsidiaries, shall be expressly assumed
                         (in the event that such Guaranteeing Subsidiary is not
                         the surviving corporation in the merger), by
                         supplemental indenture satisfactory in form to the
                         Trustee, executed and delivered to the Trustee, by the
                         corporation formed by such consolidation, or into which
                         such Guaranteeing Subsidiary shall have been merged, or
                         by the corporation which shall have acquired such
                         property and (ii) immediately after giving effect to
                         such consolidation, merger, sale or conveyance no
                         Default or Event of Default exists.

                   (c)   In case of any such consolidation, merger, sale or
                         conveyance and upon the assumption by the successor
                         corporation, by supplemental indenture, executed and
                         delivered to the Trustee and satisfactory in form to
                         the Trustee, of the Subsidiary Guarantee made pursuant
                         to this Supplemental Indenture and the due and punctual
                         performance of all of the covenants and conditions of
                         the Indenture and this Supplemental Indenture to be
                         performed by such Guaranteeing Subsidiary, such
                         successor corporation shall succeed to and be
                         substituted for such Guaranteeing Subsidiary with the
                         same effect as if it had been named herein as the
                         Guaranteeing Subsidiary. Such successor corporation
                         thereupon may cause to be signed any or all of the
                         Subsidiary Guarantees to be endorsed upon the Notes
                         issuable under the Indenture which theretofore shall
                         not have been signed by the Company and delivered to
                         the Trustee. All the Subsidiary Guarantees so issued
                         shall in all respects have the same legal rank and
                         benefit under the Indenture and this Supplemental
                         Indenture as the Subsidiary Guarantees theretofore and
                         thereafter issued in accordance with the terms of the
                         Indenture and this Supplemental Indenture as though all
                         of such Subsidiary Guarantees had been issued at the
                         date of the execution hereof.

                5. RELEASES.

                   (a)   Concurrently with any sale of assets (including, if
                         applicable, all of the Capital Stock of a Guaranteeing
                         Subsidiary), all Liens, if any, in favor of

                         the Trustee in the assets sold thereby shall be
                         released; provided that in the event of an Asset Sale,
                         the Net Proceeds from such sale or other disposition
                         are treated in accordance with the provisions of
                         Section 4.10 of the Indenture. If the assets sold in
                         such sale or other disposition include all or
                         substantially all of the assets of a Guaranteeing
                         Subsidiary or all of the Capital Stock of a
                         Guaranteeing Subsidiary, then the Guaranteeing
                         Subsidiary (in the event of a sale or other disposition
                         of all of the Capital Stock of such Guaranteeing
                         Subsidiary) or the Person acquiring the property (in
                         the event of a sale or other disposition of all or
                         substantially all of the assets of such Guaranteeing
                         Subsidiary) shall be released from and relieved of its
                         Obligations under this Supplemental Indenture and its
                         Subsidiary Guarantee made pursuant hereto; provided
                         that in the event of an Asset Sale, the Net Proceeds
                         from such sale or other disposition are treated in
                         accordance with the provisions of Section 4.10 of the
                         Indenture. Upon delivery by the Company to the Trustee
                         of an Officers' Certificate to the effect that such
                         sale or other disposition was made by the Company or
                         the Guaranteeing Subsidiary, as the case may be, in
                         accordance with the provisions of the Indenture and
                         this Supplemental Indenture, including without
                         limitation, Section 4.10 of the Indenture, the Trustee
                         shall execute any documents reasonably required in
                         order to evidence the release of the Guaranteeing
                         Subsidiary from its Obligations under this Supplemental
                         Indenture and its Subsidiary Guarantee made pursuant
                         hereto. If the Guaranteeing Subsidiary is not released
                         from its obligations under its Subsidiary Guarantee, it
                         shall remain liable for the full amount of principal of
                         and interest on the Notes and for the other obligations
                         of such Guaranteeing Subsidiary under the Indenture as
                         provided in this Supplemental Indenture.

                   (b)   Upon the designation of a Guaranteeing Subsidiary as an
                         Unrestricted Subsidiary in accordance with the terms of
                         the Indenture, such Guaranteeing Subsidiary shall be
                         released and relieved of its Obligations under its
                         Subsidiary Guarantee and this Supplemental Indenture.
                         Upon delivery by the Company to the Trustee of an
                         Officers' Certificate and an Opinion of Counsel to the
                         effect that such designation of such Guaranteeing
                         Subsidiary as an Unrestricted Subsidiary was made by
                         the Company in accordance with the provisions of the
                         Indenture, including without limitation Section 4.07 of
                         the Indenture, the Trustee shall execute any documents
                         reasonably required in order to evidence the release of
                         such Guaranteeing Subsidiary from its Obligations under
                         its Subsidiary Guarantee. Any Guaranteeing Subsidiary
                         not released from its Obligations under its Subsidiary
                         Guarantee shall remain liable for the full amount of
                         principal of and interest on the Notes and for the
                         other Obligations of any Guaranteeing Subsidiary under
                         the Indenture as provided herein.

                   (c)   Each Guaranteeing Subsidiary shall be released and
                         relieved of its obligations under this Supplemental
                         Indenture in accordance with, and subject to, Section
                         4.18 of the Indenture.

                6. NO RECOURSE AGAINST OTHERS. No past, present or future
director, officer, employee, incorporator, stockholder or agent of any
Guaranteeing Subsidiary, as such, shall have any liability for any Obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary
Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each
Holder of the Notes by accepting a Note waives and releases all such liability.
The waiver and release are part of the consideration for issuance of the Notes.
Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

                7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees.
Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each
Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that Guaranteeing Subsidiary (in the same manner and to the same extent that the Notes are subordinated to Senior Debt), which shall include all guarantees of Senior Debt.

                8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                9. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

               11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this
Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the
Company.

               IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, all as of the date first above written.

Dated: November 1, 2005                L-3 COMMUNICATIONS CORPORATION

                                       By: /s/ Christopher C. Cambria
                                          --------------------------------------
                                          Name: Christopher C. Cambria
                                          Title: Senior Vice President,
                                                 Secretary and General Counsel

Dated: November 1, 2005            APCOM, INC., a Maryland corporation
                                   BROADCAST SPORTS INC., a Delaware
                                      corporation
                                   D.P. ASSOCIATES INC., a Virginia
                                      corporation
                                   ELECTRODYNAMICS, INC., an Arizona
                                      corporation
                                   HENSCHEL INC., a Delaware corporation
                                   HYGIENETICS ENVIRONMENTAL SERVICES, INC.,
                                      a Delaware corporation
                                   INTELLIGENCE DATA SYSTEMS, INC.,
                                      a Virginia corporation
                                   INTERNATIONAL SYSTEMS, LLC, a California
                                      corporation
                                   INTERSTATE ELECTRONICS CORPORATION, a
                                      California corporation
                                   KDI PRECISION PRODUCTS, INC., a Delaware
                                      corporation
                                   L-3 COMMUNICATIONS AEROMET, INC., an
                                      Oregon corporation
                                   L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a
                                      Delaware limited liability company
                                   L-3 COMMUNICATIONS AIS GP CORPORATION, a
                                      Delaware corporation
                                   L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS
                                      TECHNOLOGY, INC., a Florida corporation
                                   L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.,
                                      a Delaware corporation
                                   L-3 COMMUNICATIONS AVISYS CORPORATION, a
                                       Texas corporation
                                   L-3 COMMUNICATIONS CSI, INC., a California
                                      corporation
                                   L-3 COMMUNICATIONS AYDIN CORPORATION, a
                                      Delaware corporation
                                   L-3 COMMUNICATIONS CE HOLDINGS, INC., a
                                      Delaware corporation
                                   L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                                      CORPORATION, an Ohio corporation
                                   L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES,
                                      INC., a Delaware corporation
                                   L-3 COMMUNICATIONS EO/IR, INC., a Florida
                                      corporation
                                   L-3 COMMUNICATIONS ESSCO, INC., a Delaware
                                      corporation
                                   L-3 COMMUNICATIONS FLIGHT INTERNATIONAL
                                      AVIATION LLC, a Delaware limited
                                      liability company
                                   L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a
                                      Delaware limited liability company
                                   L-3 COMMUNICATIONS GOVERNMENT SERVICES,
                                      INC., a Virginia corporation
                                   L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a
                                      Delaware corporation
                                   L-3 COMMUNICATIONS INFRAREDVISION
                                      TECHNOLOGY CORPORATION, a California
                                      corporation
                                   L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.,
                                      a Delaware limited partnership
                                   L-3 COMMUNICATIONS INVESTMENTS INC., a
                                      Delaware corporation
                                   L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.,
                                      a Delaware corporation
                                   L-3 COMMUNICATIONS MAS (US) CORPORATION, a
                                      Delaware corporation

                                        8

                                   L-3 COMMUNICATIONS MOBILE-VISION, INC., a
                                      New Jersey corporation
                                   L-3 COMMUNICATIONS SECURITY AND DETECTION
                                      SYSTEMS, INC., a Delaware corporation
                                   L-3 COMMUNICATIONS SONOMA EO, INC., a
                                      California corporation
                                   L-3 COMMUNICATIONS TITAN CORPORATION, a
                                      Delaware corporation
                                   L-3 COMMUNICATIONS VECTOR INTERNATIONAL
                                      AVIATION LLC, a Delaware limited
                                      liability company
                                   L-3 COMMUNICATIONS WESTWOOD CORPORATION, a
                                      Nevada corporation
                                   LINCOM WIRELESS, INC., a Delaware corporation
                                   MCTI ACQUISITION CORPORATION, a Maryland
                                      corporation
                                   MICRODYNE COMMUNICATIONS TECHNOLOGIES
                                      INCORPORATED, a Maryland corporation
                                   MICRODYNE CORPORATION, a Maryland corporation
                                   MICRODYNE OUTSOURCING INCORPORATED, a
                                      Maryland corporation
                                   MPRI, INC., a Delaware corporation
                                   PAC ORD INC., a Delaware corporation
                                   POWER PARAGON, INC., a Delaware corporation
                                   PROCOM SERVICES, INC., a California
                                      corporation
                                   SHELLCO, INC., a Delaware corporation
                                   SPD ELECTRICAL SYSTEMS, INC., a Delaware
                                      corporation
                                   SPD SWITCHGEAR INC., a Delaware corporation
                                   SYCOLEMAN CORPORATION, a Florida corporation
                                   TITAN FACILITIES, INC., a Virginia
                                      corporation
                                   TITAN SCAN TECHNOLOGIES CORPORATION, a
                                      Delaware corporation,
                                   TROLL TECHNOLOGY CORPORATION, a California
                                      corporation
                                   WESCAM AIR OPS INC., a Delaware corporation
                                   WESCAM AIR OPS LLC, a Delaware limited
                                      liability company
                                   WESCAM HOLDINGS (US) INC., a Delaware
                                      corporation
                                   WESCAM LLC, a Delaware limited liability
                                      company
                                   WOLF COACH, INC., a Massachusetts corporation

                                          As Guaranteeing Subsidiaries

                                          By: /s/ Christopher C. Cambria
                                             -----------------------------------
                                             Name: Christopher C. Cambria
                                             Title: Vice President and Secretary

Dated:  November 1, 2005               THE BANK OF NEW YORK,
                                       as Trustee

                                       By: /s/ Robert A. Massimillo
                                           -------------------------------------
                                           Name:  Robert A. Massimillo
                                           Title: Vice President

                                       10

      NOTATION ON SENIOR SUBORDINATED NOTE RELATING TO SUBSIDIARY GUARANTEE

                  Pursuant to the Supplemental Indenture (the "Supplemental
Indenture") dated as of November 1, 2005 among L-3 Communications Corporation, the Guarantors party thereto (each a "Guarantor" and collectively the
"Guarantors") and The Bank of New York, as trustee (the "Trustee"), each
Guarantor (i) has jointly and severally unconditionally guaranteed (a) the due and punctual payment of the principal of, and premium, interest and Additional
Interest on the Notes, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal and premium of, and interest and Additional
Interest on the Notes, and (c) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees)
incurred by the Trustee or any Holder in enforcing any rights under the
Subsidiary Guarantee (as defined in the Supplemental Indenture).

                  Notwithstanding the foregoing, the Subsidiary Guarantee of each Guarantor shall be subordinated to the prior payment in full of all Senior
Debt (as defined in the Indenture) of that Guarantor (in the same manner and to the same extent that the Notes are subordinated to the Senior Debt), which shall include all guarantees of Senior Debt.

                  Notwithstanding the foregoing, in the event that the
Subsidiary Guarantee of any Guarantor would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

                  No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any Obligations of the Company or any Guarantor under the Notes, any Subsidiary Guarantee, the Indenture, any supplemental indenture delivered pursuant to the Indenture by such Guarantor, or for any claim based on, in respect of or by reason of such Obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

                  The Subsidiary Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which the
Subsidiary Guarantee is noted has been executed by the Trustee under the
Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture, dated as of December 22, 2003, among L-3 Communications Corporation, the Guarantors party thereto and the Trustee.

                                       11

Dated: November 1, 2005          APCOM, INC.
                                 BROADCAST SPORTS INC.
                                 D.P. ASSOCIATES INC.
                                 ELECTRODYNAMICS, INC.
                                 HENSCHEL INC.
                                 HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                                 INTELLIGENCE DATA SYSTEMS, INC.
                                 INTERNATIONAL SYSTEMS, LLC
                                 INTERSTATE ELECTRONICS CORPORATION
                                 KDI PRECISION PRODUCTS, INC.
                                 L-3 COMMUNICATIONS AEROMET, INC.
                                 L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
                                 L-3 COMMUNICATIONS AIS GP CORPORATION
                                 L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS
                                    TECHNOLOGY, INC.
                                 L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
                                 L-3 COMMUNICATIONS AVISYS CORPORATION
                                 L-3 COMMUNICATIONS CSI, INC.
                                 L-3 COMMUNICATIONS AYDIN CORPORATION
                                 L-3 COMMUNICATIONS CE HOLDINGS, INC.
                                 L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                                    CORPORATION
                                 L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.
                                 L-3 COMMUNICATIONS EO/IR, INC.
                                 L-3 COMMUNICATIONS ESSCO, INC.
                                 L-3 COMMUNICATIONS FLIGHT INTERNATIONAL
                                    AVIATION LLC
                                 L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
                                 L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.,
                                 L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                                 L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY
                                    CORPORATION
                                 L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
                                 L-3 COMMUNICATIONS INVESTMENTS INC.
                                 L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
                                 L-3 COMMUNICATIONS MAS (US) CORPORATION
                                 L-3 COMMUNICATIONS MOBILE-VISION, INC.
                                 L-3 COMMUNICATIONS TITAN CORPORATION
                                 L-3 COMMUNICATIONS SECURITY AND DETECTION
                                    SYSTEMS, INC.
                                 L-3 COMMUNICATIONS SONOMA EO, INC.
                                 L-3 COMMUNICATIONS VECTOR INTERNATIONAL
                                    AVIATION LLC
                                 L-3 COMMUNICATIONS WESTWOOD CORPORATION
                                 LINCOM WIRELESS, INC.
                                 MCTI ACQUISITION CORPORATION
                                 MICRODYNE COMMUNICATIONS TECHNOLOGIES
                                    INCORPORATED
                                 MICRODYNE CORPORATION
                                 MICRODYNE OUTSOURCING INCORPORATED
                                 MPRI, INC.
                                 PAC ORD INC.

                                       12

                                 POWER PARAGON, INC.
                                 PROCOM SERVICES, INC.
                                 SHELLCO, INC.
                                 SPD ELECTRICAL SYSTEMS, INC.
                                 SPD SWITCHGEAR INC.
                                 SYCOLEMAN CORPORATION
                                 TITAN FACILITIES, INC.
                                 TITAN SCAN TECHNOLOGIES CORPORATION
                                 TROLL TECHNOLOGY CORPORATION
                                 WESCAM AIR OPS INC.
                                 WESCAM AIR OPS LLC
                                 WESCAM HOLDINGS (US) INC.
                                 WESCAM LLC
                                 WOLF COACH, INC.

                                       As Guaranteeing Subsidiaries

                                       By: /s/ Christopher C. Cambria
                                           -----------------------------------
                                           Name: Christopher C. Cambria
                                           Title: Vice President and Secretary

                                       13